Basis of Presentation and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Sep. 26, 2020
Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) pursuant to the rules and regulations of the Securities and Exchange Commissions.  Periods presented in these financial statements include fiscal periods ending September 26, 2020 (“fiscal 2020”), September 28, 2019 (“fiscal 2019”), and September 29, 2018 (“fiscal 2018”).  The Company has recast certain prior period amounts to conform to current reporting.  Fiscal 2020, fiscal 2019, and fiscal 2018 were fifty-two week periods.  In October 2020, the Company reorganized portions of its four operating segments in order to better align our various businesses for future growth.  The Company has recast all prior period amounts to conform to this new reporting structure.  The Company has evaluated subsequent events through the date the financial statements were issued.

Consolidation
The consolidated financial statements include the accounts of Berry and its subsidiaries, all of which includes our wholly owned and majority owned subsidiaries. The Company has certain foreign subsidiaries that report on a calendar period basis which we consolidate into our respective fiscal period.  Intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition
Our revenues are primarily derived from the sale of non-woven, flexible and rigid products to customers.  Revenue is recognized when performance obligations are satisfied, in an amount reflecting the consideration to which the Company expects to be entitled.  We consider the promise to transfer products to be our sole performance obligation.  If the consideration agreed to in a contract includes a variable amount, we estimate the amount of consideration we expect to be entitled to in exchange for transferring the promised goods to the customer using the most likely amount method.  Our main sources of variable consideration are customer rebates.  The accrual for customer rebates was $104 million and $114 million at September 26, 2020 and September 28, 2019, respectively, and is included in Other current liabilities on the Consolidated Balance Sheets.  The Company disaggregates revenue based on reportable business segment, geography, and significant product line.  Refer to Note 12. Segment and Geographic Data for further information.

Accounts Receivable
The Company has entered into various factoring agreements to sell certain receivables to third-party financial institutions. The transfer of receivables is accounted for as a sale, without recourse.  Net sales available under qualifying U.S. based programs were $931 million and $940 million for the year ended September 26, 2020 and September 28, 2019, respectively. There were no amounts outstanding from financial institutions related to these programs. The fees associated with transfer of receivables for all programs were not material for any of the periods presented.

Purchases of Raw Materials and Concentration of Risk
Purchases of Raw Materials and Concentration of Risk

The Company’s most significant raw material used in the production of its products is plastic resin.  The largest supplier of the Company’s total resin material requirements represented approximately 13% of purchases in fiscal 2020.  The Company uses a variety of suppliers to meet its resin requirements.

Research and Development
Research and Development

Research and development costs are expensed when incurred.  The Company incurred research and development expenditures of $79 million, $50 million, and $45 million in fiscal 2020, 2019, and 2018, respectively.

Stock-Based Compensation
Share-Based Compensation

The Company utilizes the Black-Scholes option valuation model for estimating the fair value of stock options and amortizes the estimated fair value on a straight-line basis over the requisite service period.  The share-based compensation plan is more fully described in Note 11. Stockholders’ Equity.

Foreign Currency
Foreign Currency

For the non-U.S. subsidiaries that account in a functional currency other than U.S. dollars, assets and liabilities are translated into U.S. dollars using period-end exchange rates.  Sales and expenses are translated at the average exchange rates in effect during the period.  Foreign currency translation gains and losses are included as a component of Accumulated other comprehensive income (loss) within Stockholders’ equity.  Gains and losses resulting from foreign currency transactions are included in the Consolidated Statements of Income.

Cash and Cash Equivalents	Cash and Cash Equivalents All highly liquid investments purchased with a maturity of three months or less from the time of purchase are considered to be cash equivalents.
Allowance for Doubtful Accounts
Allowance for Doubtful Accounts

The Company’s customers are located principally throughout the U.S. and Europe, without significant concentration with any one customer.  The Company performs periodic credit evaluations of its customers’ financial condition and generally does not require collateral.  The Company’s accounts receivable and related allowance for doubtful accounts are analyzed in detail on a quarterly basis and all significant customers with delinquent balances are reviewed to determine future collectability.  The allowance for doubtful accounts was $25 million and $28 million at September 26, 2020 and September 28, 2019, respectively.

Inventories
Inventories

Inventories are stated at the lower of cost or net realizable value and are valued using the first-in, first-out method.  Management periodically reviews inventory balances, using recent and future expected sales to identify slow-moving and/or obsolete items. The cost of spare parts is charged to cost of goods sold when purchased.  We evaluate our reserve for inventory obsolescence on a quarterly basis and review inventory on-hand to determine future salability.  We base our determinations on the age of the inventory and the experience of our personnel.  We reserve inventory that we deem to be not salable in the quarter in which we make the determination.  We believe, based on past history and our policies and procedures, that our net inventory is salable.  Inventory as of fiscal 2020 and 2019 was:

Inventories:	2020	2019
Finished goods	$708	$743
Raw materials	560	581
	$1,268	$1,324

Property, Plant and Equipment
Property, Plant and Equipment

Property, plant and equipment are stated at cost.  Depreciation is computed primarily by the straight-line method over the estimated useful lives of the assets ranging from 15 to 40 years for buildings and improvements, 2 to 20 years for machinery, equipment, and tooling, and over the term of the agreement for capital leases.  Leasehold improvements are depreciated over the shorter of the useful life of the improvement or the lease term.  Repairs and maintenance costs are charged to expense as incurred.  Property, plant and equipment as of fiscal 2020 and 2019 was:

Property, plant and equipment:	2020	2019
Land, buildings and improvements	$1,669	$1,549
Equipment and construction in progress	6,213	6,090
	7,882	7,639
Less accumulated depreciation	(3,321)	(2,925)
	$4,561	$4,714

Long-Lived Assets
Long-lived Assets

Long-lived assets, including property, plant and equipment and definite lived intangible assets are reviewed for impairment in accordance with ASC 360, “Property, Plant and Equipment,” whenever facts and circumstances indicate that the carrying amount may not be recoverable.  Specifically, this process involves comparing an asset’s carrying value to the estimated undiscounted future cash flows the asset is expected to generate over its remaining life.  If this process were to result in the conclusion that the carrying value of a long-lived asset would not be recoverable, a write-down of the asset to fair value would be recorded through a charge to operations.

Goodwill
Goodwill

The changes in the carrying amount of goodwill by reportable segment have been recast to reflect the change in reportable segments as described in Note 1 and are as follows:

	Consumer Packaging International	Consumer Packaging North America	Engineered Materials	Health, Hygiene & Specialties	Total
Balance as of fiscal 2018	$263	$1,192	$493	$996	$2,944
Foreign currency translation adjustment	(73)	(1)	—	7	(67)
Acquisitions	1,474	500	240	2	2,216
Dispositions	—	—	—	(42)	(42)
Balance as of fiscal 2019	$1,664	$1,691	$733	$963	$5,051
Foreign currency translation adjustment	32	—	—	(16)	16
Final RPC purchase price valuation	303	(151)	7	—	159
Held for sale	—	—	(40)	(13)	(53)
Balance as of fiscal 2020	$1,999	$1,540	$700	$934	$5,173

In fiscal year 2020, the Company completed a step 1 quantitative test to evaluate impairment of goodwill. The fair value for each reporting unit is estimated based on a market approach and a discounted cash flow analysis and is reconciled back to the current market capitalization for Berry to ensure that the implied control premium is reasonable. Our forecasts included long-term growth of 3% and modest margin expansion attributed to capital investments, and discount rates ranging from 9.0% to 11.5% being applied to the forecasted cash flows. As a result of our annual impairment evaluations the Company concluded that no impairment existed in fiscal 2020. However, future declines in valuation market multiples, sustained lower earnings, or macroeconomic challenges could impact future impairment tests.

The Company has recognized cumulative goodwill impairment charges of $165 million, which occurred in fiscal 2011.

Deferred Financing Fees
Deferred Financing Fees

Deferred financing fees are amortized to interest expense using the effective interest method over the lives of the respective debt agreements.  Pursuant to ASC 835-30, the Company presents $85 million and $112 million as of fiscal 2020 and fiscal 2019, respectively, of debt issuance and deferred financing costs on the balance sheet as a deduction from the carrying amount of the related debt liability instead of a deferred charge.

Intangible Assets
Intangible Assets

Customer relationships are being amortized using an accelerated amortization method which corresponds with the customer attrition rates used in the initial valuation of the intangibles over the estimated life of the relationships which range from 5 to 17 years. Definite lived trademarks are being amortized using the straight-line method over the estimated life of the assets which are not more than 15 years.  Other intangibles, which include technology and licenses, are being amortized using the straight-line method over the estimated life of the assets which range from 5 to 14 years.  The Company has trademarks that total $248 million that are indefinite lived and we test annually for impairment on the first day of the fourth quarter.  We completed the annual impairment test of our indefinite lived trade names utilizing the relief from royalty method and noted no impairment in fiscal 2020, 2019 and 2018.

	Customer Relationships	Trademarks	Other Intangibles	Accumulated Amortization	Total
Balance as of fiscal 2018	$1,882	$293	$185	$(1,020)	$1,340
Foreign currency translation adjustment	(56)	(4)	(2)	4	(58)
Amortization expense	—	—	—	(194)	(194)
Acquisition intangibles	1,590	108	(22)	16	1,692
Netting of fully amortized intangibles	(9)	—	—	9	—
Balance as of fiscal 2019	$3,407	$397	$161	$(1,185)	$2,780

Foreign currency translation adjustment	53	7	3	(2)	61
Amortization expense	—	—	—	(300)	(300)
Final RPC purchase price valuation	(137)	118	(25)	—	(44)
Netting of fully amortized intangibles	—	—	(10)	10	—
Balance as of fiscal 2020	$3,323	$522	$129	$(1,477)	$2,497

Insurable Liabilities
Insurable Liabilities

The Company records liabilities for the self-insured portion of workers’ compensation, health, product, general and auto liabilities.  The determination of these liabilities and related expenses is dependent on claims experience.  For most of these liabilities, claims incurred but not yet reported are estimated based upon historical claims experience.

Income Taxes
Income Taxes

The Company accounts for income taxes under the asset and liability approach, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequence of events that have been recognized in the Company’s financial statements or income tax returns.  Income taxes are recognized during the period in which the underlying transactions are recorded.  Deferred taxes, with the exception of non-deductible goodwill, are provided for temporary differences between amounts of assets and liabilities as recorded for financial reporting purposes and such amounts as measured by tax laws.  If the Company determines that a deferred tax asset arising from temporary differences is not likely to be utilized, the Company will establish a valuation allowance against that asset to record it at its expected realizable value.  The Company recognizes uncertain tax positions when it is more likely than not that the tax position will be sustained upon examination by relevant taxing authorities, based on the technical merits of the position.  The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.  The Company’s effective tax rate is dependent on many factors including:  the impact of enacted tax laws in jurisdictions in which the Company operates; the amount of earnings by jurisdiction, due to varying tax rates in each country; and the Company’s ability to utilize foreign tax credits related to foreign taxes paid on foreign earnings that will be remitted to the U.S.

Comprehensive Income (Loss)
Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (losses) include net unrealized gains or losses resulting from currency translations of foreign subsidiaries, changes in the value of our derivative instruments and adjustments to the pension liability.

The accumulated balances related to each component of other comprehensive income (loss), net of tax before reclassifications were as follows:

	Currency Translation	Defined Benefit Pension and Retiree Health Benefit Plans	Derivative Instruments	Accumulated Other Comprehensive Loss
Balance as of fiscal 2017	$(48)	$(16)	$(4)	$(68)
Other comprehensive income (loss)	(127)	9	33	(85)
Net amount reclassified from accumulated other comprehensive income (loss)	—	(6)	3	(3)
Balance as of fiscal 2018	$(175)	$(13)	$32	$(156)
Other comprehensive income (loss)	(104)	9	(107)	(202)
Net amount reclassified from accumulated other comprehensive income (loss) (a)	—	(52)	24	(28)
Balance as of fiscal 2019	$(279)	$(56)	$(51)	$(386)
Other comprehensive income (loss)	1	3	(137)	(133)
Net amount reclassified from accumulated other comprehensive income (loss)	—	(63)	31	(32)
Balance as of fiscal 2020	$(278)	$(116)	$(157)	$(551)

(a)	Refer to Note 4. Financial Instruments and Fair Value Measurements and Note 8. Retirement Plans for further information.

Pension
Pension

Pension benefit costs include assumptions for the discount rate, retirement age, and expected return on plan assets.  Retiree medical plan costs include assumptions for the discount rate, retirement age, and health-care-cost trend rates.  Periodically, the Company evaluates the discount rate and the expected return on plan assets in its defined benefit pension and retiree health benefit plans.  In evaluating these assumptions, the Company considers many factors, including an evaluation of the discount rates, expected return on plan assets and the health-care-cost trend rates of other companies; historical assumptions compared with actual results; an analysis of current market conditions and asset allocations; and the views of advisers.

Net Income Per Share
Net Income Per Share

The Company calculates basic net income per share based on the weighted-average number of outstanding common shares.  The Company calculates diluted net income per share based on the weighted-average number of outstanding common shares plus the effect of dilutive securities.

Use of Estimates
Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make extensive use of estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of sales and expenses.  Actual results could differ materially from these estimates. Changes in estimates are recorded in results of operations in the period that the event or circumstances giving rise to such changes occur.

Recently Issued Accounting Pronouncements
Recently Issued Accounting Pronouncements

Leases

Effective September 29, 2019, the Company adopted ASU 2016-02, Leases (Topic 842), including all related amendments, using the modified retrospective approach and recognized the cumulative effect of adoption to retained earnings. Under the new standard, the lessee of an operating lease is required to do the following: 1) recognize a right-of-use asset and a lease liability in the statement of financial position, 2) recognize a single lease cost allocated over the lease term generally on a straight-line basis, and 3) classify all cash payments within operating activities on the statement of cash flows.  Refer to Note 6. Commitments, Leases and Contingencies for further information.

Credit Losses

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326) and issued subsequent amendments to the initial guidance. The new standard requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model, which includes historical experience, current conditions, and reasonable and supportable forecasts. The new standard also requires enhanced disclosure. The new standard will be effective for the Company beginning in fiscal 2021.  The Company has completed its evaluation of this new standard and has determined that it will not have a material impact on our consolidated financial statements.

Defined Benefit Plans

In August 2018, the FASB issued ASU 2018-14, Changes to the Disclosure Requirements for Defined Benefit Plans.  The new standard removes requirements to disclose the amounts in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost over the next fiscal year and the effects of a one-percentage-point changes in assumed health care cost trend rates.  The standard also adds requirements to disclose the reasons for significant gains and losses related to changes in the benefit obligations for the period and the accumulated benefit obligation (ABO) for plans with ABOs in excess of plan assets.  The new standard will be effective for the Company beginning in fiscal 2022.  The Company is currently evaluating the impact of the adoption of this standard to our disclosures.

Income Taxes

In December 2019, the FASB issued ASU 2019-12, Income Taxes - Simplifying the Accounting for Income Taxes (Topic 740). The new guidance eliminates certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. It also clarifies and simplifies other aspects of the accounting for income taxes. The new standard will be effective for the Company beginning fiscal 2022. The Company is currently evaluating the impact of the adoption of this new standard.

Reference Rate Reform

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848). This standard provides temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from LIBOR and other interbank offered rates to alternative reference rates, such as SOFR. ASU 2020-04 is effective upon issuance and generally can be applied through the end of calendar year 2022. The Company is currently evaluating the impact and whether it plans to adopt the optional expedients and exceptions provided under this new standard.